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                                                                   EXHIBIT 23(D)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement (File No. 333-12323) of our report dated March 4, 1996 included in American Travellers Corporation Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.



                                          /s/ ARTHUR ANDERSEN LLP

                                          --------------------------------------
                                          ARTHUR ANDERSEN LLP

Philadelphia, PA

October 14, 1996